Short-Term Loan	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
SHORT-TERM LOAN

Note 7:- SHORT-TERM LOAN

On August 16, 2021, the Company and its wholly-owned U.S. subsidiary, Arbe Robotics US, Inc., entered into a debenture agreement with Scintilla Fund L.P. (“Scintilla”) pursuant to which, over a certain period the Company can withdraw a term loan up to a total amount of $10,000.

In August 2021, the Company borrowed the first tranche of $5,000, part of which was used to prepay certain then outstanding loans. The Company had the right to borrow an additional $5.0 million within 90 days from the initial disbursement but did not exercise this right. The loan matures on July 1, 2022 and bears interest at 10% per annum. The Company paid a $250 facility arrangement fee at the initial closing and is obligated to pay a fee equal to 4% of the amount borrowed when the loan is repaid.

The loan is secured by a security interest in all of the assets of the Company including its holdings in the U.S. subsidiary and the debenture contains affirmative, negative and financial covenants. Affirmative covenants include, among other things, the delivery of financial and other information. Negative covenants include, among other things, limitations on asset sales, mergers and acquisitions, indebtedness, liens, investments and transactions with affiliates. The Company was in compliance with all its financial covenants under the agreement at December 31, 2021. Interest expense for this loan for the year ended December 31, 2021 was $354.